                                  Exhibit 99.1


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                      GMACM Home Equity Loan Trust 2000-HE4
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BEAR STEARNS                                      BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                        ASSET-BACKED SECURITIES GROUP
DALLAS o DC o LOS ANGELES o NEW YORK o SAN FRANCISCO   245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                         New York, New York 10167
LONDON o PARIS o TOKYO                    (212) 272-2000;  (212) 272-7294 fax


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         GMACM Home Equity Loan Trust 2000-HE4: Computational Materials

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STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,  PRICING ESTIMATES,  AND OTHER
INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, seller or servicer, and although it may be based on data supplied to it by an issuer, seller or servicer, none of the issuer, seller or servicer makes any representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


 ------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
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   BEAR STEARNS                             Page 1

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                      GMACM Home Equity Loan Trust 2000-HE4
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

                        OFFERED NOTES (PRICED TO CALL)

------------------------------------------------------------------------------------------------------------------------
                                                      Average  Average Modified  Modified  PrincipalPrincipal
                  Expected                            Life to  Life    Duration  Duration  Window   Window      Legal
                                                                 to                           to       to
                   Ratings     Approximate Expected  Maturity  Call   to         to Call   Maturity Call (1)    Final
                                                        (1)     (1)   Maturity      (1)      (1)
                                                                         (1)
    Class      S&P/Moody's/Fitch  Size      Coupon    (years)  (Years) (years)    (years)  (months) (months)  Maturity
 Description
------------------------------------------------------------------------------------------------------------------------
A-1 Term Notes   AAA/Aaa/AAA   $[272,716,0LIBOR +     [4.52]   [4.31]   [3.61]    [3.51]    [178]     [80]    [11/25/2030]
A-2 Term Notes   AAA/Aaa/AAA   $[59,284,000]____%     [4.43]   [4.23]   [3.55]    [3.45]    [161]     [79]    [11/25/2030]
                                         LIBOR +




Summary of the Notes:
o The Class A-1 Term Notes are backed by conforming adjustable rate home equity revolving ? credit line loans ("HELOCs") and fixed rate home equity loans ("HELs"), together, the "Mortgage Loans", the Class A-2 Term Notes are backed by non-conforming HELOCs and HELs.
o During an 18 month revolving period with respect to the Term Notes, GMACM will sell HELOCs and draws on the HELOCs to the trust. After the 18 month revolving period, for the next 48 months only additional draws on the HELOCs will be sold to the trust and thereafter, no additional collateral will be sold to the trust on behalf of the Term Notes.
o The Term Notes are priced to call. The spread to LIBOR on the Class A-1 Term Notes and ? will double for each interest period beginning after the payment date on which the clean-up call may first be exercised. The spread to LIBOR on the Class A-2 Term Notes will double for each interest period beginning after the payment date on which the clean-up call may first be exercised.
o Interest on the Term Notes is payable monthly starting with the initial distribution date ? on an Actual/360 basis and principal on the Term Notes is payable monthly starting with the distribution date in the month following the end of the applicable Revolving Period (beginning on [June 25, 2002]). Interest payable on the Term Notes is subject to an available funds cap and an overall cap of [14.00]%; provided, however, investors will be entitled to an interest carry-forward amount should LIBOR plus the margin exceed the available funds cap for such periods.
o The pricing prepayment speed on the HELOCs is 35% CPR with a draw rate of 10% CPR, for a ? net 25% CPR; the pricing prepayment speed on the HELs is 23% CPR.
o Due to losses and prepayments on the HELOCs and the HELs in each loan group, the actual ? final payment date on each class of term notes may occur substantially earlier than the dates listed above.

(1)The Notes will be priced using a prepayment speed of (i) in the case of the HELOCs, a Gross CPR of 35% and a constant draw rate of 10%, and (ii) in the case of the HELs, 23% CPR.



------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
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   BEAR STEARNS                             Page 2

                                                 SUMMARY

Issuer........................The  GMACM  Home  Equity  Loan Trust  2000-HE4,  a
     Delaware business trust, will be formed pursuant to a trust agreement. The assets of the issuer will consist of:

o the home equity revolving credit line loans ("HELOCs") and home equity loans ("HELs") transferred to the issuer on the closing date;

o additional draws under the home equity revolving credit line loans during the period from the closing date to but excluding the beginning of the rapid amortization period;

o    mortgage loans sold to the issuer after the closing date; and

o    certain related assets.

Offered  Securities............GMACM  Home Equity Loan-Backed Term Notes, Series
     2000-HE4.

Variable Funding Notes GMACM Home Equity  Loan-Backed  Variable  Funding  Notes,
     Series 2000-HE4. The variable funding notes are not offered.

Certificates GMACM Home Equity Loan-Backed Certificates, Series 2000-HE4. The certificates are not offered.

Depositor                     Residential Asset Mortgage Products, Inc.

Seller and Servicer GMAC Mortgage Corporation, a Pennsylvania corporation, is the originator of all of the mortgage loans. GMACM will be the seller of some of the initial mortgage loans and most of the subsequent mortgage loans. The remainder of the initial mortgage loans and some of the subsequent mortgage loans will be sold to the depositor by a trust established by an affiliate of GMACM, which in turn acquired the mortgage loans from GMACM. GMACM will also be the servicer of the mortgage loans. The servicer will be obligated to service the mortgage loans pursuant to the servicing agreement to be dated as of the closing date, among the servicer, the issuer and the indenture trustee.

Owner Trustee                 Wilmington Trust Company.

Indenture Trustee             Wells Fargo Bank Minnesota, National Association.

Cut-Off Date                  November 1, 2000.

Closing Date On or about November [29], 2000.

Payment Date The 25th day of each month (or, if that day is not a Business Day, the next Business Day), beginning on December 26, 2000.

Scheduled Final Payment Date  [November 25,2030]

Form of securities The notes will initially be issued in book-entry form.

 ------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
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   BEAR STEARNS                             Page 3

Minimum denominations $250,000 and integral multiples of $1,000 in excess of that amount.

The  Enhancer [MBIA Insurance Corporation].

Mortgage   Pool.................Unless   indicated  otherwise,  the  statistical
     information presented in these computational materials is approximate and reflects the initial pool of mortgage loans as of the cut-off date. The aggregate outstanding principal balance of the initial mortgage loans as of the cut-off date is $[249,054,805] and will consist of home equity revolving credit line loans and home equity loans.

                              Home Equity Revolving Credit Line Loans (HELOCs):

               o.....The HELOCs to be sold to the issuer will be adjustable rate home equity revolving credit line loans evidenced by the related credit line agreements and secured by the related mortgages or deeds of trust on residential properties.

               o.....No more  than  approximately  [94.87]%  of the  HELOCs  (by aggregate principal balance as of the cut-off date) are secured by second or more junior mortgages or deeds of trust and the rest are secured by first mortgages or deeds of trust.

          The unpaid principal balance of a HELOC on any day will be equal to:

               o    its cut-off date balance,

               o.....plus any additional balances relating to that HELOC sold to the issuer before that day,

               o.....minus  all  collections   credited  against  its  principal
                    balance in accordance with the related HELOC since the cut-off date or, if applicable, subsequent cut-off date. The principal balance of a liquidated HELOC after the final recovery of related liquidation proceeds will be zero.

                              Home Equity Loans (HELs):

               o.....The  HELs to be  sold to the  issuer  will  be  fixed  rate closed-end home equity loans evidenced by promissory notes and secured by mortgages or deeds of trust on the related residential properties.

               o.....No more than approximately [95.27]% of the initial HELs (by aggregate principal balance as of the cut-off date) are secured by second or more junior mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust.

               o.....The initial HELs provide for  substantially  equal payments in an amount sufficient to amortize the HELs over their terms.

               Loan Rate.....................The loan rate of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related mortgage note or credit line agreement.

                    Interest on each HELOC is computed daily and payable monthly on the average daily outstanding principal balance of that HELOC. After any initial teaser period, during which the loan rate may be fixed or set at a discounted variable rate for a period of from three to six months, the loan rate on each HELOC will be adjusted on each adjustment date to a rate equal to the sum of an index and a fixed percentage specified in the related credit line agreement, and is generally subject to a maximum loan rate over the life of the HELOC


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
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   BEAR STEARNS                             Page 4
                    specified in the related credit line agreement. The loan rate on each HEL is fixed as of the date of its origination. As of the cut-off date, the weighted average loan rate for the HELOCs, is approximately [8.554]% and for the HELs is approximately [10.933]%.

Mortgage Loan  Groups..........The  mortgage  loans sold and  transferred to the issuer as of the closing date will be divided into the following two loan groups:

                              The first loan group will include HELOCs that have an aggregate outstanding principal balance as of the cut-off date of $[147,390,593.21] and HELs that have an aggregate outstanding principal balance as of the cut-off date of $[57,191,784.07]. As to each HELOC and HEL in the first loan group secured by a first lien on the related property, the credit limit and/or original principal balance was generally no more than $252,700 for single-family properties and $323,400 for two-family properties. As to each loan in the first loan group secured by a second lien on the related property, (1) the credit limit or original principal balance was generally no more than $126,350 for single-family properties and $161,700 for two-family properties, and (2) if the related senior lien loan was owned by Fannie Mae at the time the second lien loan was originated, the sum of the credit limit or original principal balance of the second lien loan and the outstanding principal balance of the related senior lien loan was generally no more than $252,700 for single-family properties and $323,400 for two-family properties.

                              The second loan group will include HELOCs that have an aggregate outstanding principal balance as of the cut-off date of $[39,360,462.76] and HELs that have an aggregate outstanding balance as of the cut-off date of $[5,111,965.29]. The second loan group will include mortgage loans that do not meet the restrictions applicable to the first loan group.

                              Payments on the Class A-1 and Class A-2 term notes will be based primarily on amounts collected or received in respect of the mortgage loans in the first and second loan groups, respectively. The variable funding notes generally will be entitled to receive a portion of the collections on the mortgage loans in the first or second loan group depending on the loan group into which the additional balances backing those variable funding notes are added.

                              Except for the application of any funds on deposit in the reserve account, collections or amounts received in respect of a loan group will not support or be available for payment to the holders of term notes or variable funding notes backed by the mortgage loans in any other loan group.

Pre-Funding  Account...........On the closing date, approximately  $[82,945,195]
     will be deposited into an account designated the "Pre-Funding Account". Approximately $[68,133,623] will be allocated to purchasing HELOCs and HELs in the first loan group and approximately $[14,811,572] will be allocated to purchasing HELOCs and HELs in the second loan group. This amount will come from the proceeds of the sale of the Term Notes. During the Pre-Funding Period, funds on deposit in the Pre-Funding Account will be used by the issuer to buy mortgage loans from the seller from time to time. The Pre-Funding Period will be the period from the closing date to the earliest of:

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 5

o the date on which the amount on deposit in the Pre-Funding Account is less than $50,000;

o    [February 27, 2001]; or

o     the occurrence of a rapid amortization event.

                              The mortgage loans sold to the trust after the closing date, as well as all initial mortgage loans, will conform to certain specified characteristics.

                              Any amounts remaining in the pre-funding account at the end of the pre-funding period in excess of $50,000 will be distributed as principal on the related term notes on the following payment date. Any remaining amounts in the pre-funding account after the distribution of principal will be deposited into the funding account.


Capitalized                   Interest Account..On the Closing Date, part of the
                              proceeds  of the  sale of the Term  Notes  will be
                              deposited   into   an   account   designated   the
                              "Capitalized Interest Account", which will be held by the indenture trustee. Amounts on deposit in the Capitalized Interest Account will be withdrawn on each payment date during the Pre-Funding Period to cover any shortfall in interest payments on the notes due to the pre-funding feature during the Pre-Funding Period. Any amounts remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be paid to the seller.

                              In addition, the indenture trustee will transfer from the Capitalized Interest Account to the Note Payment Account, on the first payment date, one month's interest on the mortgage loans for which the first monthly payment is due after the Collection Period for that payment date.

Funding                       Account...............An  account  designated  the
                              "Funding Account" will be set up with the indenture trustee on the Closing Date. On each payment date during the revolving period for each class of Term Notes, the indenture trustee will deposit principal and excess spread collections for the related collection period into the funding account, and will apply them first to buy additional balances arising under home equity revolving credit line loans with respect to the Class A-1 and Class A-2 Term Notes in the trust and thereafter to buy more mortgage loans, to the extent they are available. If not all principal collections in the Funding Account have been applied to buy additional balances and mortgage loans at the end of the revolving period for the Term Notes, the amount left in the Funding Account will be paid to respective noteholders as a payment of principal. During the revolving period, we expect that mortgage loans bought with amounts in the Funding Account will primarily be home equity revolving credit line loans.

Interest Payments Interest payments on each class of the Term Notes will be made monthly on each payment date, beginning in December 2000, at the note rates described below for the related interest period, subject to the limitations set forth below, which may result in interest shortfalls, as described below.

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 6

                              The note rate for the Class A-1 Term Notes and each interest period will be a floating rate equal to the least of:

1)....LIBOR plus a margin of [____]% per annum;

2) the weighted average net loan rate of the mortgage loans in the related loan group; and

3)    [14.00]% per annum.

- The margin on the Class A-1 Term Notes will double for each interest period beginning after the payment date on which the clean-up call may first be exercised

- Beginning on the 13th payment date, 0.50% will be subtracted from the calculation of the rate in clause 2) above.

-    On any payment date for which the note rate has been  determined  by clause
     (2) above, the interest shortfall, if any, will be determined and will be payable on later payment dates, to the extent funds are available for that purpose from the related loan group. These interest shortfalls will not be covered by the financial guaranty insurance policy and may remain unpaid on the final payment date for that class of notes.

     The note rate for the Class A-2 Term Notes and each interest period will be a floating rate equal to the least of:

1)....LIBOR plus a margin of [____]% per annum;

2) the weighted average net loan rate of the mortgage loans in the related loan group; and

3)    [14.00]% per annum.

- The margin on the Class A-2 Term Notes will double each interest period beginning after the payment date on which the clean-up call may first be exercised

- Beginning on the 13th payment date, 0.50% will be subtracted from the calculation of the rate in clause 2) above.

-    On any payment date for which the note rate has been  determined  by clause
     (2) above, the interest shortfall, if any, will be determined and will be payable on later payment dates, to the extent funds are available for that purpose from the related loan group. These interest shortfalls will not be covered by the financial guaranty insurance policy and may remain unpaid on the final payment date for that class of notes.

     However, on any payment date for which the Class A-1 or Class A-2 Term Note rate has been determined by the applicable Net Loan Rate, the interest shortfall will be determined. Interest shortfalls and interest on the shortfalls at the Class A-1 and Class A-2 Term Note rate (as adjusted from time to time) will be paid on later payment dates, to the extent funds are available for that purpose. Interest shortfalls will not be covered by the financial guaranty insurance policy and may remain unpaid on the final payment date for the Class A-1 and Class A-2 Term Notes. Interest on the Class A-1 and Class A-2 Term Notes for each payment date will accrue from the preceding payment date (or, in the case of the first payment date, from the Closing Date) through the day before that payment date, on the basis of the actual number of days in that interest period and a 360-day year.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 7

                              All interest payments on each class of notes for any payment date will be allocated to the term notes and the variable funding notes pro rata based on their respective interest accruals from collections with respect to the related loan group. The interest rate on the variable funding notes for any payment date will not significantly exceed the note rates on the term notes for the related interest period.

Principal                     Payments............With  respect  to any  payment
                              date during  each  revolving  period,  except with
                              respect to  distributions of amounts on deposit in
                              the   pre-funding   account  at  the  end  of  the
                              pre-funding  period in excess  of  $50,000.00,  no
                              principal  will be paid on the  related  class  of
                              term  notes or  variable  funding  notes,  and all
                              principal  collections  and excess  spread will be
                              deposited  into the  funding  account  and used to
                              purchase  additional  balances  relating  to  home
                              equity revolving credit line loans and to purchase
                              additional  mortgage  loans.  On each payment date
                              during  the  managed  amortization  period for the
                              term  notes,   the  aggregate  amount  payable  as
                              principal of each class of term notes and variable
                              funding   notes   will  be  equal   to   principal
                              collections  for the  related  loan group for that
                              payment   date  that  are  not  used  to  purchase
                              additional  balances.  On each payment date during
                              the rapid  amortization  period  for each class of
                              term  notes,   the  aggregate  amount  payable  as
                              principal  for each  class of notes  and  variable
                              funding  notes  will  be  equal  to the  principal
                              collections  for the  related  loan group for that
                              payment  date.  In addition,  on each payment date
                              after  the end of the  revolving  period  for each
                              class  of  term  notes,  to the  extent  of  funds
                              available for that purpose,  holders of each class
                              of term  notes  and the  holders  of the  variable
                              funding  notes  will be  entitled  to get  certain
                              additional  amounts  in  reduction  of their  note
                              balance,   generally  equal  to  liquidation  loss
                              amounts.

                              All principal payments due on the term notes and the variable funding notes will be allocated among those classes of notes based on the principal collections in the related loan groups until their outstanding principal balances are paid in full. In no event will principal payments on any class of notes on a payment date exceed the related principal balance of such class of notes on that payment date. On the final payment date, principal will be due and payable on the notes in an amount equal to the related principal balance remaining outstanding on that payment date.

                              As to each class of term notes, the revolving period will be the period beginning on the closing date and ending on the earlier of [May 31, 2002] and the occurrence of a managed amortization event or certain rapid amortization events; the managed amortization period will be the period beginning on the first payment date following the end of the related revolving period and ending on the earlier of [May 31, 2006] and the occurrence of certain rapid amortization events; and the rapid amortization period will be the period beginning on the earlier of the first payment date following the end of the managed amortization period and the occurrence of certain rapid amortization events, and ending upon the termination of the issuer. A managed amortization event will be deemed to occur on any date on which the amount on deposit in the funding account equals or exceeds $10,000,000.

Reserve                       Account...............An  account  designated  the
                              "reserve account" will be set up with the indenture trustee on the closing date. On each payment date, if the aggregate overcollateralization amount for both loan groups is less than the aggregate overcollateralization target amount for both loan groups, the amount of any remaining excess spread for each loan group

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 8
                              will be deposited in the reserve account to be applied to cover any unpaid current interest with respect to the term notes backed by any loan group and any liquidation losses for each loan group not otherwise covered by principal and interest collections from such loan group. At the time, if any, that the aggregate overcollateralization amount for both loan groups equals or exceeds the aggregate overcollateralization target amount for both loan groups, any funds on deposit in the reserve account will no longer be applied to cover unpaid current interest or liquidation losses.

Allocation of Payments on the
Mortgage                      Loans................All    collections   on   the
                              mortgage loans will generally be allocated by the servicer according to the terms of the related home equity credit line agreements or mortgage notes between amounts collected in respect of interest and principal.

                              o With respect to each payment date, the portion of interest collections for each loan group available to be applied towards the payment of interest on the related class of Notes will equal interest collections for such loan group for such payment date.

                              o The portion of principal collections for each loan group available to be applied towards the payment of principal on the related class of notes will equal:

                    o at any time during the Revolving Periods, zero, except for amounts on deposit in the pre-funding account at the end of the pre-funding period in excess of $50,000.00;

                    o at any time during the Managed Amortization Period, net principal collections for such loan group for such payment date; and

                    o at any time during the Rapid Amortization Periods, principal collections for such loan group for such payment date.

                              During the revolving period for each class of term notes, principal collections and excess spread for the related loan group will be applied by the trust to buy mortgage loans and additional balances for that loan group, to the extent mortgage loans and additional balances are available. During the period from the closing date to the beginning of the rapid amortization period, principal collections will also be applied to purchase additional balances for the related loan group, to the extent additional balances are available. Principal collections will no longer be applied to acquire mortgage loans after the end of the revolving period and will no longer be applied to buy additional balances during the rapid amortization period.

Credit Enhancement............The credit enhancement provided for the benefit of the noteholders will consist of:

                              o   excess spread;


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 9

o    overcollateralization and limited cross-collateralization; and

o    the financial guaranty insurance policy.

Optional  Redemption...........A  principal  payment  may be made to redeem  the notes upon the exercise by the servicer of its option to purchase the mortgage loans in the trust fund after the aggregate principal balance of the mortgage loans is reduced to an amount less than or equal to 10% of the sum of the initial aggregate principal balance of the mortgage loans and the initial amount deposited in the pre-funding account. The purchase price payable by the servicer for the mortgage loans will be the sum of:

o the aggregate outstanding principal balance of the mortgage loans, or the fair market value of real estate acquired by foreclosure, plus accrued and unpaid interest thereon at the weighted average of the net loan rates of the mortgage loans through the day preceding the payment date of this purchase;

o an amount equal to any interest shortfalls plus accrued and unpaid interest on these interest shortfalls; and

o    all amounts due and owing the enhancer.

ERISA  Considerations..........The  Term Notes may be eligible  for  purchase by certain ERISA Plans.

Certain Federal  Income  Tax  Considerations............For  federal  income tax purposes, the Term Notes will be characterized as indebtedness of the issuer.

LegalInvestment   The  Term  Notes  will  not   constitute   "mortgage   related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

Ratings It is a condition to the issuance of the Term Notes that they be rated at least "Aaa" by Moody's Investors Service, Inc., "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and "AAA" by Fitch, Inc.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 10

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               COLLATERAL SUMMARY

                           Initial Group I - (HELOCs)


Cut-Off Date                  11/1/00

Total Outstanding Balance:    $147,390,593.21

Number of Loans:              6,943

Average Remaining Balance:    $21,228.66  (range: $1,000.00 -
                              $249,922.00)

WA Loan Rate:                 8.579%  (range: 5.990% -
                              14.490%)

WA Fully Indexed Gross        1.455%
Margin:

WA Maximum Loan Rate:         18.140%

Index:                        100.00% Prime Rate

Original Weighted Average     201 months
Term:

Remaining Weighted Average    197 months
Term:

Lien Position:                5.86% first, 94.14% second

WA CLTV Ratio:                76.56% (range: 2.10% - 105.57%)

WA Junior Ratio:              24.02%

WA Credit Utilization Rate:   77.43%

WA FICO Score:                715

WA DTI Ratio:                 37.63%

Documentation:                81.21% full documentation
                              8.54% limited documentation,
                              6.24% no documentation,
                              2.02% NIV,
                              1.36% stated,
                              0.36% streamline,
                              0.28% alternative.

Property Type:                88.64% single family,
                              6.43% condo,
                              3.99% PUD,
                              0.93% 2-4 family,
                              0.02% manufactured housing.

Owner Occupancy:              98.16% owner occupied

Geographic Distribution:      CA (26.89%),
all states >= 5.00%)          MI (15.65%),
                              NJ (5.07%).
------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 11

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


Initial Group I HELOC Characteristics- Conforming Loans

      Set forth below is a description of certain characteristics of the Initial Group I HELOCs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Group I HELOCs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).





                                 Property Type


------------------------------  ---------------
                                                                      Percent of
                                                                   Initial Group
                       Number of Cut-Off Date                      I HELOCs by
Property Type                           Initial         Balance     Cut-Off Date
                                 Group I HELOCs                          Balance
Single Famliy                             6,178  $130,642,178.89          88.64%
Condominium                                 432    9,476,324.11             6.43
PUD                                         262    5,877,288.60             3.99
2-4 Family                                   69    1,365,309.61             0.93
Manufactured Housing                          2       29,492.00             0.02
                                              -       ---------             ----
                         Total            6,943  $147,390,593.21         100.00%





                                Occupancy Types


------------------------------  --------------
                                                                      Percent of
                                                                   Initial Group
Occupancy                            Number of     Cut-Off Date      I HELOCs by
(as indicated by Borrower)             Initial          Balance     Cut-Off Date
                                Group I HELOCs                           Balance
Owner Occupied                           6,843  $144,685,162.64           98.16%
Non-Owner Occupied                         100     2,705,430.57             1.84
                                           ---     ------------             ----
                         Total           6,943  $147,390,593.21          100.00%


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 12

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               Principal Balances

                                                                     Percent of
                                                                 Initial Group I
                        Number of Cut-Off Date HELOCs by
Range of Principal Balances            Initial        Balance       Cut-Off Date
($)                             Group I HELOCs                           Balance
      $0.00   to    $25,000.00           5,112  $62,528,147.98             4.64%
 $25,000.01   to    $50,000.00           1,324  47,058,032.34              31.93
 $50,000.01   to    $75,000.00             318  19,814,731.50              13.44
 $75,000.01   to    $100,000.00            158  13,778,669.59               9.35
$100,000.01   to    $125,000.00             19   2,145,304.55               1.46
$125,000.01   to    $150,000.00              6     835,243.86               0.57
$150,000.01   to    $175,000.00              1     173,109.45               0.12
$175,000.01   to    $200,000.00              2     360,000.00               0.24
$200,000.01    +                             3     697,353.94               0.47
                                             -     ----------               ----
                         Total           6,943  $147,390,593.21          100.00%

The average principal balance of the Initial Group I HELOCs as of the Cut-Off Date is approximately $21,228.66

                          Combined Loan-to-Value Ratios


----------------------        ---------------
                                                                    Percent of
                                                                 Initial Group
Range of Combined                   Number of    Cut-Off Date      I HELOCs by
Loan-to-Value                         Initial         Balance     Cut-Off Date
Ratios(%)                      Group I HELOCs                          Balance
    0.01%  to   40.00%                    334   $6,842,185.68            4.64%
   40.01%  to   50.00%                    262    5,950,060.52             4.04
   50.01%  to   60.00%                    405    8,280,187.90             5.62
   60.01%  to   70.00%                    696   14,547,296.22             9.87
   70.01%  to   80.00%                  2,384   51,454,133.21            34.91
   80.01%  to   90.00%                  2,204   43,713,842.37            29.66
   90.01%  to   100.00%                   657   16,543,549.88            11.22
  100.01%   +                               1       59,337.43             0.04
                                            -       ---------             ----
                       Total            6,943  $147,390,593.21         100.00%

The minimum and maximum combined loan-to-value ratios of the Initial Group I HELOCs as of the Cut-Off Date are approximately 2.10% and 105.57%, respectively, and the weighted average combined loan-to-value ratio of the Initial Group I HELOCs as of the Cut-Off Date is approximately 76.56%.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 13

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                            Geographical Distributions

                                                                     Percent of
                                                                   Initial Group
                                        Number of  `  Cut-Off Date   I HELOCs by
           Location                     Initial         Balance     Cut-Off Date
                                        Group I HELOCs                  Balance
California                                 1,507    $39,630,924.48        26.89%
Michigan                                   1,187     23,069,982.76         15.65
New Jersey                                   308      7,471,551.75          5.07
Massachusetts                                306      6,648,611.81          4.51
Florida                                      296      6,087,041.17          4.13
New York                                     213      5,518,680.73          3.74
Illinois                                     211      4,229,333.99          2.87
Connecticut                                  195      4,005,157.28          2.72
Pennsylvania                                 227      3,934,179.46          2.67
Colorado                                     172      3,910,804.10          2.65
Washington                                   174      3,574,133.51          2.42
Other                                      2,147     39,310,192.17         26.67
                                           -----     -------------         -----
                          Total            6,943   $147,390,593.21       100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.


                                Junior Ratios(1)(2)


-----------------------           --------------
                                                                      Percent of
                                                                 Initial Group I
                                        Number of   Cut-Off Date      HELOCs by
Range of Junior Ratios                   Initial      Balance      Cut-Off Date
(%)                               Group I HELOCs                       Balance
   0.001%  to   10.000%                      635    $8,047,439.41        5.80%
  10.001%  to   20.000%                    3,116    59,225,768.18        42.68
  20.001%  to   30.000%                    1,546    36,919,204.19        26.61
  30.001%  to   40.000%                      775    19,135,912.28        13.79
  40.001%  to   50.000%                      332     7,597,168.96         5.48
  50.001%  to   60.000%                      162     4,263,360.48         3.07
  60.001%  to   70.000%                       91     1,821,932.12         1.31
  70.001%  to   80.000%                       33       786,861.19         0.57
  80.001%  to   90.000%                       21       507,331.65         0.37
  90.001%  to   100.000%                      19       454,147.96         0.33
                                              --       ----------         ----
                           Total           6,730  $138,759,126.42      100.00%

(1) The junior ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

(2) The weighted average junior ratio of the Initial Group I HELOCs as of the Cut-Off Date is approximately 24.02%.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 14

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                   Loan Rates

                                                                     Percent of
                                                                  Initial Group
                                  Number of      Cut-Off Date      I HELOCs by
Range of Loan Rates(%)            Initial         Balance          Cut-Off Date
                                 Group I HELOCs                     Balance
  5.000%  to   5.999%               314         $7,538,097.66            5.11%
  6.000%  to   6.999%             1,794         46,305,169.17            31.42
  8.000%  to   8.999%             2,535         53,832,995.71            36.52
  9.000%  to   9.999%                93          2,174,478.53             1.48
 10.000%  to   10.999%            1,211         21,913,596.17            14.87
 11.000%  to   11.999%              530          7,043,400.19             4.78
 12.000%  to   12.999%              156          2,645,207.97             1.79
 13.000%  to   13.999%              225          4,360,833.54             2.96
 14.000%  to   14.999%               85          1,576,814.27             1.07
                                     --          ------------             ----
                          Total   6,943       $147,390,593.21           100.00%

The weighted average loan rate of the Initial Group I HELOCs as of the Cut-Off Date is approximately 8.579%.




                           Fully Indexed Gross Margin


----------------------------     ---------------
                                                                     Percent of
                                                                  Initial Group
                                        Number of   Cut-Off Date   I HELOCs by
   Range of Fully Indexed                Initial         Balance   Cut-Off Date
      Gross Margins(%)            Group I HELOCs                        Balance
Less           0.000%
  Than                                         2      $51,381.23         0.03%
 0.000%   to   0.999%                      2,885   60,374,657.54         40.96
 1.000%   to   1.999%                      2,332   48,356,374.86         32.81
 2.000%   to   2.999%                        967   22,086,166.27         14.98
 3.000%   to   3.999%                        339    7,252,927.64          4.92
 4.000%   to   4.999%                        406    9,088,894.81          6.17
 5.000%   to   5.999%                         12      180,190.86          0.12
                                              --      ----------          ----
                          Total            6,943  $147,390,593.21      100.00%

The weighted average fully indexed gross margin of the Initial Group I HELOCs as of the Cut-Off Date is approximately 1.455% per annum.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 15

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                            Credit Utilization Rates


--------------------------       ---------------
                                                                     Percent of
                                                                   Initial Group
                                        Number of  Cut-Off Date I     HELOCs by
Range of Credit                          Initial         Balance    Cut-Off Date
Utilization Rates (%)             Group I HELOCs                         Balance
  0.001%  to   10.000%                       450   $1,459,073.79        0.99%
 10.001%  to   20.000%                       588    3,987,401.32         2.71
 20.001%  to   30.000%                       594    6,493,651.87         4.41
 30.001%  to   40.000%                       508    6,948,070.57         4.71
 40.001%  to   50.000%                       497    8,353,258.01         5.67
 50.001%  to   60.000%                       466   10,020,949.19         6.80
 60.001%  to   70.000%                       449   10,258,323.73         6.96
 70.001%  to   80.000%                       626   14,260,297.15         9.68
 80.001%  to   90.000%                       442   12,642,058.83         8.58
 90.001%  to   100.000%                    2,312   72,552,662.25        49.22
100.001%  +                                   11      414,846.50         0.28
                                              --      ----------         ----
                          Total            6,943  $147,390,593.21     100.00%


The weighted average credit utilization rate based on the Cut-Off Date credit limit of the Initial Group I HELOCs as of the Cut-Off Date is approximately 77.43%.




                                  Credit Limits
                                                                   Percent of
                                                                   Initial Group
                                        Number of Cut-Off Date I    HELOCs by
Range of Credit Limits ($)               Initial         Balance    Cut-Off Date
                                   Group I HELOCs                       Balance
      $0.00  to   $25,000.00               3,134  $38,063,413.49        25.82%
 $25,000.01  to   $50,000.00               2,537   55,262,589.00         37.49
 $50,000.01  to   $75,000.00                 594   20,991,255.23         14.24
 $75,000.01  to   $100,000.00                589   26,077,350.57         17.69
$100,000.01  to   $125,000.00                 41    3,162,445.52          2.15
$125,000.01  to   $150,000.00                 26    1,833,531.51          1.24
$150,000.01  to   $175,000.00                  5      185,870.46          0.13
$175,000.01  to   $200,000.00                  8      663,777.08          0.45
$200,000.01  to   $225,000.00                  1      222,000.00          0.15
$225,000.01  to   $250,000.00                  8      928,360.35          0.63
                                               -      ----------          ----
                          Total            6,943  $147,390,593.21      100.00%


The average of the credit limits of the Initial Group I HELOCs as of the Cut-Off Date is approximately $36,978.64.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 16

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               Maximum Loan Rates

                                                                     Percent of
                                                                  Initial Group
                                        Number of   Cut-Off Date I   HELOCs by
Maximum Loan Rates (%)                   Initial         Balance    Cut-Off Date
                                   Group I HELOCs                       Balance
 15.000%  to   15.999%                        10      $99,590.61        0.07%
 16.000%  to   16.999%                        29      426,350.70         0.29
 17.000%  to   17.999%                        80    1,049,809.83         0.71
 18.000%  to   18.999%                     6,710  144,623,163.53        98.12
 19.000%  to   19.999%                       114    1,191,678.54         0.81
                                             ---    ------------         ----
                          Total            6,943  $147,390,593.21     100.00%


The weighted average maximum loan rate of the Initial Group I HELOCs as of the Cut-Off Date is approximately 18.140%.








                     Months Remaining to Scheduled Maturity


                                                                     Percent of
                                                                  Initial Group
                                        Number of   Cut-Off Date    I HELOCs by
   Range of Months                       Initial         Balance   Cut-Off Date
                                   Group I HELOCs                      Balance
       0  to   60                              6     $167,393.38        0.11%
      61  to   120                         3,660   72,455,852.95        49.16
     121  to   180                           527   12,287,493.37         8.34
     181  to   240                             1       35,000.00         0.02
     241  to   300                         2,749   62,444,853.51        42.37
                                           -----   -------------        -----
                          Total            6,943  $147,390,593.21     100.00%

The weighted average months remaining to scheduled maturity of the Initial Group I HELOCs as of the Cut-Off Date is approximately 197 months.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 17

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT




                                Origination Year


                                                                     Percent of
                                                                   Initial Group
                                        Number of Cut-Off Date      I HELOCs by
Origination                              Initial         Balance    Cut-Off Date
Year                              Group I HELOCs                         Balance
  1990                                         2      $85,572.40          0.06%
  1992                                         1        3,000.00           0.00
  1993                                         3      109,000.00           0.07
  1994                                         1       62,695.47           0.04
  1995                                         4       34,536.54           0.02
  1996                                         1        4,000.00           0.00
  1997                                        17      230,629.15           0.16
  1998                                       151    1,787,793.72           1.21
  1999                                       467    6,025,135.97           4.09
  2000                                     6,296  139,048,229.96          94.34
                                           -----  --------------          -----
                          Total            6,943  $147,390,593.21       100.00%





                                  Lien Priority

                                                                     Percent of
                                                                   Initial Group
                                        Number of Cut-Off Date       I HELOCs by
Lien                                     Initial         Balance    Cut-Off Date
Position                          Group I HELOCs                         Balance
First                                        213   $8,631,466.79        5.86%
Second                                     6,730  138,759,126.42        94.14
                                           -----  --------------        -----
                          Total            6,943  $147,390,593.21     100.00%


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 18

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                              Debt-to-Income Ratios

                                                                     Percent of
                                                                   Initial Group
                                     Number of Cut-Off Date          I HELOCs by
  Range of Debt-to-Income             Initial           Balance     Cut-Off Date
  Ratios (%)                          Group I                           Balance
                                       HELOCs
    0.000% to10.000%                       44       $1,156,730.90       0.78%
   10.001% to20.000%                      398        6,967,246.69        4.73
   20.001% to30.000%                    1,447       27,376,765.99       18.57
   30.001% to40.000%                    2,277       46,239,383.00       31.37
   40.001% to50.000%                    2,347       55,095,693.25       37.38
   50.001% to60.000%                      381        9,510,615.12        6.45
   60.001% +                               49        1,044,158.26        0.71
                                           --        ------------        ----
                          Total         6,943     $147,390,593.21     100.00%

The weighted average debt-to-income ratio of the Initial Group I HELOCs as of the Cut-Off Date is approximately 37.63% per annum.



                             Teaser Expiration Month

                                                                      Percent of
                                                                  Initial Group
                                       Number of  Cut-Off Date      I HELOCs by
Teaser Expiration                        Initial       Balance     Cut-Off Date
Month                             Group I HELOCs                        Balance
None                                       2,295  $39,632,254.82        26.89%
November
2000                                       1,223   29,238,004.87         19.84
December
2000                                         822   19,554,487.49         13.27
January 2001                                 823   20,649,440.61         14.01
February
2001                                         715   14,821,063.11         10.06
March 2001                                   583   11,723,186.70          7.95
April 2001                                   481   11,755,277.16          7.98
May 2001                                       1       16,878.45          0.01
                                               -       ---------          ----
                          Total            6,943  $147,390,593.21      100.00%



                               Documentation Type

                                                                      Percent of
                                                                   Initial Group
                                     Number of    Cut-Off Date      I HELOCs by
Documentation                          Initial        Balance     Cut-Off Date
                                Group I HELOCs                         Balance
Full Documentation                       5,458  $119,691,550.26           81.21%
Limited Documentation                      688    12,580,980.79             8.54
No Documentation                           551     9,193,409.52             6.24
NIV                                        125     2,979,425.05             2.02
Stated                                      76     1,999,753.18             1.36
Streamline                                  18       534,355.67             0.36
Alternative                                 27       411,118.74             0.28
                                            --       ----------             ----
                         Total           6,943  $147,390,593.21          100.00%


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page19

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                  Loan Purpose

                                                                      Percent of
                                                                   Initial Group
                                     Number of Cut-Off Date         I HELOCs by
Loan Purpose                           Initial          Balance     Cut-Off Date
                                Group I HELOCs                           Balance
Other                                    5,602  $120,687,812.12           81.88%
Home Improvement                           910    17,688,216.32            12.00
Debt Consolidation                         410     8,730,319.39             5.92
Education                                   21       284,245.38             0.19
                                            --       ----------             ----
                         Total           6,943  $147,390,593.21          100.00%

      Credit Scores as of the Date of Origination of the Home Equity Loans


  --------------------------     ------------
                                                                      Percent of
                                                                   Initial Group
                                      Number of     Cut-Off Date    I HELOCs by
  Range of Credit Scores              Initial             Balance   Cut-Off Date
                                 Group I Balance
                                       HELOCs
       520 to539                            1           10,964.70         0.01
       540 to559                            4           40,098.49         0.03
       560 to579                            6           50,427.55         0.03
       580 to599                            5           41,377.67         0.03
       600 to619                           49        1,076,352.50         0.73
       620 to639                          351        7,498,777.03         5.09
       640 to659                          536       11,649,285.58         7.90
       660 to679                          564       13,111,713.20         8.90
       680 to699                          946       22,951,573.67        15.57
       700 to719                          953       21,021,876.17        14.26
       720 to739                          956       21,130,054.48        14.34
       740 to759                          990       19,371,403.39        13.14
       760 to779                          944       17,970,843.02        12.19
       780 to799                          509        9,099,905.69         6.17
       800 to819                          106        1,877,806.53         1.27
       820 to839                            2           64,470.00         0.04
       860 to879                            1           19,890.88         0.01
       N/A                                 20          403,772.66         0.27
                                           --          ----------         ----
                          Total         6,943     $147,390,593.21      100.00%

Of the Initial Group I HELOCs with available credit scores, the weighted average credit score of the Initial Group I HELOCs as of the Cut-Off Date is approximately 715.



------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 20

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                               COLLATERAL SUMMARY

                           Initial Group II - (HELOCs)


Cut-Off Date                  11/1/00

Total Outstanding Balance:    $39,360,462.76

Number of Loans:              783

Average Remaining Balance:    $50,268.79  (range: $1,391.54 -
                              $891,121.88)

WA Loan Rate:                 8.461%  (range: 5.990% -
                              14.490%)

WA Fully Indexed Gross        1.183%
Margin:

WA Maximum Loan Rate:         18.168%

Index:                        100.00% Prime Rate

Original Weighted Average     183 months
Term:

Remaining Weighted Average    179 months
Term:

Lien Position:                2.39% first, 97.61% second

WA CLTV Ratio:                76.51% (range: 23.50% - 100.00%)

WA Junior Ratio:              34.88%

WA Credit Utilization Rate:   76.20%

WA FICO Score:                719

WA DTI Ratio:                 38.20%

Documentation:                81.07% full documentation
                              15.02% limited documentation,
                              2.35%   NIV,   1.02%   no   documentation,   0.32%
                              alternative, 0.15% streamline, 0.06% stated.

Property Type:                90.52% single family,
                              5.65% PUD,
                              3.45% condo,
                              0.38% 2-4 family.

Owner Occupancy:              95.48% owner occupied

Geographic Distribution:      CA (32.13%),
all states >= 5.00%)          MI (21.13%),
                              NJ (6.45%).

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 21

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


Initial Group II HELOC Characteristics - Non-Conforming Loans

      Set forth below is a description of certain characteristics of the Initial Group II HELOCs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Group II HELOCs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).



                                 Property Type


------------------------------  ---------------                       Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                       Number of Cut-Off Date Cut-Off Date
Property Type                           Initial         Balance          Balance
                                Group II HELOCs
Single Family                               693  $35,629,245.93           90.52%
PUD                                          52    2,223,894.36             5.65
Condo                                        36    1,358,649.47             3.45
2-4 Family                                    2      148,673.00             0.38
                                              -      ----------             ----
                         Total              783  $39,360,462.76          100.00%






                                Occupancy Types


------------------------------  --------------                        Percent of
                                                                   Initial Group
                                                                    II HELOCs by
Occupancy                            Number of     Cut-Off Date     Cut-Off Date
(as indicated by Borrower)             Initial          Balance          Balance
                                      Group II
                                        HELOCs
Owner Occupied                             764   $37,581,736.93           95.48%
Second Home                                 19     1,778,725.83             4.52
                                            --     ------------             ----
                         Total             783   $39,360,462.76          100.00%

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 22

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                               Principal Balances


------------------------------  --------------                        Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                       Number of Cut-Off Date Cut-Off Date
Range of Principal Balances            Initial          Balance          Balance
($)                                   Group II
                                        HELOCs
         $1   to    $25,000                261    $3,323,762.18            8.44%
    $25,001   to    $50,000                256     9,614,223.19            24.43
    $50,001   to    $75,000                123     7,639,672.40            19.41
    $75,001   to    $100,000                58     5,072,675.81            12.89
   $100,001   to    $125,000                26     2,967,066.63             7.54
   $125,001   to    $150,000                38     5,386,553.17            13.69
   $150,001   to    $175,000                 4       654,630.79             1.66
   $175,001   to    $200,000                 5       987,488.14             2.51
   $200,001    +                            12     3,714,390.45            9.44%
                                            --     ------------            -----
                         Total             783   $39,360,462.76          100.00%

The average principal balance of the Initial Group II HELOCs as of the Cut-Off Date is approximately $50,268.79.

                          Combined Loan-to-Value Ratios


----------------------           ---------------                     Percent of
                                                                  Initial Group
                                                                   II HELOCs by
Range of Combined                      Number of    Cut-Off Date   Cut-Off Date
Loan-to-Value                            Initial         Balance        Balance
Ratios(%)                        Group II HELOCs
    0.01%  to   40.00%                        12   $1,248,165.31          3.17%
   40.01%  to   50.00%                        14    1,039,130.15           2.64
   50.01%  to   60.00%                        33    3,005,989.66           7.64
   60.01%  to   70.00%                        79    4,076,578.80          10.36
   70.01%  to   80.00%                       336   16,846,197.09          42.80
   80.01%  to   90.00%                       246   10,327,768.78          26.24
   90.01%  to   100.00%                       63    2,816,632.97           7.16
                                              --    ------------           ----
                          Total              783  $39,360,462.76        100.00%

The minimum and maximum combined loan-to-value ratios of the Initial Group II HELOCs as of the Cut-Off Date are approximately 23.50% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the Initial Group II HELOCs as of the Cut-Off Date is approximately 76.51%.

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 23

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                            Geographical Distributions

                                                                     Percent of
                                                                   Initial Group
                                        Number of       Cut-Off Date     II
           Location                      Initial           Balance     HELOCs by
                                        Group II HELOCs             Cut-Off Date
                                                                      Balance
California                                   229    $12,647,347.41     32.13%
Michigan                                     194      8,316,740.19      21.13
New Jersey                                    52      2,536,869.64       6.45
Connecticut                                   28      1,659,395.37       4.22
Florida                                       15      1,629,805.66       4.14
New York                                      30      1,543,953.42       3.92
Washington                                    23      1,463,401.89       3.72
Colorado                                      21      1,212,983.62       3.08
Massachusetts                                 26        983,077.63       2.50
Illinois                                      15        818,149.29       2.08
Other                                        150      6,548,738.64      16.64
                                             ---      ------------      -----
                          Total              783    $39,360,462.76    100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.


                               Junior Ratios(1)(2)


                                                                   Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                                        Number of Cut-Off Date      Cut-Off Date
Range of Junior                          Initial         Balance        Balance
Ratios (%)                       Group II HELOCs
  0.001%  to   10.000%                        40     $589,156.42        1.53%
 10.001%  to   20.000%                       257    7,930,320.24        20.64
 20.001%  to   30.000%                       191   10,805,463.93        28.13
 30.001%  to   40.000%                       128    7,939,753.76        20.67
 40.001%  to   50.000%                        50    3,742,258.41         9.74
 50.001%  to   60.000%                        42    3,183,181.10         8.29
 60.001%  to   70.000%                        25      966,633.90         2.52
 70.001%  to   80.000%                        31    2,410,092.07         6.27
 80.001%  to   90.000%                         8      479,631.35         1.25
 90.001%  to   100.000%                        9      372,849.70         0.97
                                               -      ----------         ----
                          Total              781   38,419,340.88      100.00%

(1) The junior ratio of a HELOC is the ratio (expressed as a percentage) of the credit limit of such HELOC to the sum of such credit limit and the outstanding balance of any senior mortgage computed as of the date such HELOC is underwritten.

(2) The weighted average junior ratio of the Initial Group II HELOCs as of the Cut-Off Date is approximately 34.88%.



------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 24

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                                   Loan Rates


                                                                   Percent of
                                                                  Initial Group
                                                                   II HELOCs by
                                      Number of     Cut-Off Date   Cut-Off Date
Range of Loan Rates(%)                   Initial         Balance        Balance
                                 Group II HELOCs
  5.000%  to   5.999%                         55   $3,892,472.39        9.89%
  6.000%  to   6.999%                        138    9,036,315.62        22.96
  8.000%  to   8.999%                        380   17,548,480.68        44.58
  9.000%  to   9.999%                         21    1,035,854.29         2.63
 10.000%  to   10.999%                        97    4,595,758.52        11.68
 11.000%  to   11.999%                        41      968,374.16         2.46
 12.000%  to   12.999%                        19      917,035.21         2.33
 13.000%  to   13.999%                        26    1,202,292.70         3.05
 14.000%  to   14.999%                         6      163,879.19         0.42
                                               -      ----------         ----
                          Total              783  $39,360,462.76      100.00%

The weighted average loan rate of the Initial Group II HELOCs as of the Cut-Off Date is approximately 8.461%.





                           Fully Indexed Gross Margin


----------------------------     ---------------                     Percent of
                                                                   Initial Group
                                                                   II HELOCs by
                                       Number of    Cut-Off Date   Cut-Off Date
   Range of Fully Indexed                Initial         Balance        Balance
      Gross Margins(%)           Group II HELOCs
Less           0.000%
    Than                                       1      $36,633.21        0.09%
  0.000%  to   0.999%                        345   19,736,734.13        50.14
  1.000%  to   1.999%                        264   12,017,624.86        30.53
  2.000%  to   2.999%                        112    4,845,170.27        12.31
  3.000%  to   3.999%                         30    1,402,519.13         3.56
  4.000%  to   4.999%                         31    1,321,781.16         3.36
                                              --    ------------         ----
                          Total              783  $39,360,462.76      100.00%

The weighted average fully indexed gross margin of the Initial Group II HELOCs as of the Cut-Off Date is approximately 1.183% per annum.



------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 25

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT




                            Credit Utilization Rates


--------------------------       ---------------                      Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                                   Number of        Cut-Off Date    Cut-Off Date
Range of Credit                          Initial         Balance         Balance
Utilization Rates (%)            Group II HELOCs
    0.001%  to  10.000%                       85     $683,776.40         1.74%
   10.001%  to  20.000%                       77    1,465,923.86          3.72
   20.001%  to  30.000%                       70    1,753,248.30          4.45
   30.001%  to  40.000%                       56    1,933,769.69          4.91
   40.001%  to  50.000%                       68    3,362,483.00          8.54
   50.001%  to  60.000%                       33    1,467,316.78          3.73
   60.001%  to  70.000%                       33    2,119,443.33          5.38
   70.001%  to  80.000%                       47    3,035,516.22          7.71
   80.001%  to  90.000%                       53    3,937,344.60         10.00
   90.001%  to  100.000%                     260   19,552,340.39         49.68
  100.001%  +                                  1       49,300.19          0.13
                                               -       ---------          ----
                          Total              783  $39,360,462.76       100.00%


The weighted average credit utilization rate based on the Cut-Off Date credit limit of the Initial Group II HELOCs as of the Cut-Off Date is approximately 76.20%.




------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 26

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                                  Credit Limits


----------------------------     ---------------                      Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                                      Number of    Cut-Off Date    Cut-Off Date
Range of Credit Limits ($)               Initial         Balance         Balance
                                 Group II HELOCs
      $0.01  to   $25,000.00                  42     $572,923.34          1.46%
 $25,000.01  to   $50,000.00                 217    5,904,376.34          15.00
 $50,000.01  to   $75,000.00                 127    5,312,498.01          13.50
 $75,000.01  to   $100,000.00                145    7,239,857.36          18.39
$100,000.01  to   $125,000.00                 10      785,112.90           1.99
$125,000.01  to   $150,000.00                139   10,331,028.02          26.25
$150,000.01  to   $175,000.00                 26    1,433,804.35           3.64
$175,000.01  to   $200,000.00                 27    2,084,395.46           5.30
$200,000.01  to   $225,000.00                  8      249,696.90           0.63
$225,000.01  to   $250,000.00                 28    2,850,262.54           7.24
$250,000.01   +                               14    2,596,507.54          6.60%
                                              --    ------------          -----
                          Total              783  $39,360,462.76        100.00%


The average of the credit limits of the Initial Group II HELOCs as of the Cut-Off Date is approximately $97,351.41.



                               Maximum Loan Rates


----------------------           ---------------                      Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                                       Number of      Cut-Off Date  Cut-Off Date
Maximum Loan Rates (%)                   Initial         Balance         Balance
                                 Group II HELOCs
 15.000%  to   15.999%                         1       $5,000.00          0.01%
 16.000%  to   16.999%                         2       25,314.78           0.06
 17.000%  to   17.999%                         4       78,129.41           0.20
 18.000%  to   18.999%                       767   39,000,056.97          99.08
 19.000%  to   19.999%                         9      251,961.60           0.64
                                               -      ----------           ----
                          Total              783  $39,360,462.76        100.00%


The weighted average maximum loan rate of the Initial Group II HELOCs as of the Cut-Off Date is approximately 18.168%.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 27

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT





                     Months Remaining to Scheduled Maturity


----------------------           ---------------                      Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                                      Number of        Cut-Off Date Cut-Off Date
   Range of Months                       Initial         Balance         Balance
                                 Group II HELOCs
       0  to   60                              1      $22,000.00         0.06%
      61  to   120                           538   24,731,438.06         62.83
     121  to   180                            29    1,179,860.40          3.00
     241  to   300                           215   13,427,164.30         34.11
                                             ---   -------------         -----
                          Total              783  $39,360,462.76       100.00%

The weighted average months remaining to scheduled maturity of the Initial Group II HELOCs as of the Cut-Off Date is approximately 179 months.



                                Origination Year


--------------                   ---------------                      Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                                       Number of   Cut-Off Date    Cut-Off Date
Origination                              Initial         Balance         Balance
Year                             Group II HELOCs
  1993                                         1      $13,000.00        0.03%
  1995                                         1       22,000.00         0.06
  1998                                         5       46,893.95         0.12
  1999                                        44    1,137,148.06         2.89
  2000                                       732   38,141,420.75        96.90
                                             ---   -------------        -----
                          Total              783  $39,360,462.76      100.00%



                                  Lien Priority


------------                     ---------------                      Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                                       Number of   Cut-Off Date     Cut-Off Date
Lien                                     Initial         Balance         Balance
Position                         Group II HELOCs
First                                          2     $941,121.88         2.39%
Second                                       781   38,419,340.88         97.61
                                             ---   -------------         -----
                          Total              783  $39,360,462.76       100.00%


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 28

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT





                              Debt-to-Income Ratios

--------------------------     ------------                           Percent of
                                                                   Initial Group
                                                                             II
                                    Number of      Cut-Off Date        HELOCs by
  Range of Debt-to-Income             Initial             Balance   Cut-Off Date
  Ratios (%)                         Group II                            Balance
                                       HELOCs
   10.001% to20.000%                       36       $2,022,770.58         5.14%
   20.001% to30.000%                      137        7,499,691.44         19.05
   30.001% to40.000%                      253       12,295,129.25         31.24
   40.001% to50.000%                      286       14,061,220.42         35.72
   50.001% to60.000%                       55        2,859,577.97          7.27
   60.001% +                               16          622,073.10          1.58
                                           --          ----------          ----
                          Total           783      $39,360,462.76       100.00%

The weighted average debt-to-income ratio of the Initial Group I HELOCs as of the Cut-Off Date is approximately 38.20% per annum.



                             Teaser Expiration Month


---------------------            ---------------                     Percent of
                                                                  Initial Group
                                                                   II HELOCs by
                                        Number of Cut-Off Date      Cut-Off Date
Teaser Expiration                        Initial         Balance         Balance
Month                            Group II HELOCs
None                                         210   $8,883,194.07        22.57%
December
2000                                         110    6,304,885.03         16.02
November
2000                                         109    5,851,549.30         14.87
January 2001                                 114    5,687,385.84         14.45
March 2001                                    82    4,552,343.99         11.57
February
2001                                         102    4,146,946.23         10.54
April 2001                                    56    3,934,158.30         10.00
                                              --    ------------         -----
                          Total              783  $39,360,462.76       100.00%




                               Documentation Type


------------------------------  --------------                        Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                       Number of Cut-Off Date Cut-Off Date
Documentation                          Initial          Balance          Balance
                                      Group II
                                        HELOCs
Full Documentation                         611   $31,911,217.78           81.07%
Limited Documentation                      129     5,912,477.66            15.02
NIV                                         13       923,853.73             2.35
No Documentation                            22       401,389.39             1.02
Alternative                                  5       127,314.78             0.32
Streamline                                   2        59,209.42             0.15
Stated                                       1        25,000.00             0.06
                                             -        ---------             ----
                         Total             783   $39,360,462.76          100.00%

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 29

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT





                                  Loan Purpose


------------------------------  --------------                        Percent of
                                                                   Initial Group
                                                                    II HELOCs by
                       Number of Cut-Off Date Cut-Off Date
Loan Purpose                           Initial          Balance          Balance
                                      Group II
                                        HELOCs
Other                                      580   $28,302,303.03           71.91%
Home Improvement                           147     7,883,052.84            20.03
Debt Consolidation                          52     3,135,230.82             7.97
Education                                    4        39,876.07             0.10
                                             -        ---------             ----
                         Total             783   $39,360,462.76          100.00%





      Credit Scores as of the Date of Origination of the Home Equity Loans


  --------------------------     ------------                        Percent of
                                                                   Initial Group
                                                                              II
                                    Number of       Cut-Off Date      HELOCs by
  Range of Credit Scores              Initial             Balance   Cut-Off Date
                                Group II Balance
                                       HELOCs
       580 to599                            3         $171,545.89         0.44%
       600 to619                            9          468,250.26          1.19
       620 to639                           26        1,126,543.71          2.86
       640 to659                           49        2,258,205.16          5.74
       660 to679                           60        3,699,318.81          9.40
       680 to699                          106        5,624,431.48         14.29
       700 to719                          105        6,329,912.28         16.08
       720 to739                          112        5,027,750.39         12.77
       740 to759                          134        6,554,558.22         16.65
       760 to779                          112        4,969,921.25         12.63
       780 to799                           60        2,886,658.74          7.33
       800 to819                            6          225,379.81          0.57
       N/A                                  1           17,986.76          0.05
                                            -           ---------          ----
                          Total           783      $39,360,462.76       100.00%

Of the Initial Group II HELOCs with available credit scores, the weighted average credit score of the Initial Group II HELOCs as of the Cut-Off Date is 719.



------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 30

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                               COLLATERAL SUMMARY


                            Initial Group I - (HELs)


Cut-Off Date                  11/1/00

Total Outstanding Balance:    $57,191,784.07

Number of Loans:              2,359

Average Remaining Balance:    $24,244.08  (range: $10,500.00
                              - $150,000.00)

WA Loan Rate:                 11.016%  (range: 6.990% -
                              14.125%)

Original Weighted Average     207 months
Term:

Remaining Weighted Average    207 months
Term:

Lien Position:                5.15% first, 94.85% second

WA CLTV Ratio:                80.02% (range: 5.59% - 100.00%)

WA Junior Ratio:              23.51%

WA FICO Score:                688

WA DTI Ratio:                 39.36%

Documentation:                100.00% standard.

Loan Purpose:                 100.00% debt consolidation.

Property Type:                91.21% single family,
                              6.36% condo,
                              2.43% PUD.

Owner Occupancy:              99.56% owner occupied

Geographic Distribution:      CA (30.94%),
all states >= 5.00%)          NY (5.86%).





------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 31

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


Initial Group I Characteristics - Conforming HELs

      Set forth below is a description of certain characteristics of the Initial Group I HELs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Group I HELs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).



                                 Property Type


------------------------------  ---------------
                                                                      Percent of
                                                                   Initial Group
                                     Number of     Cut-Off Date    I HELs by
Property Type                           Initial         Balance     Cut-Off Date
                              Group I HELs Balance
Single Family                             2,137  $52,163,657.29           91.21%
Condo                                       163    3,638,823.42             6.36
PUD                                          59    1,389,303.36             2.43
                                             --    ------------             ----
                         Total            2,359  $57,191,784.07          100.00%




                                Occupancy Types


------------------------------  --------------
                                                                      Percent of
                                                                   Initial Group
Occupancy                            Number of     Cut-Off Date        I HELs by
(as indicated by Borrower)             Initial          Balance     Cut-Off Date
                                  Group I HELs                           Balance
Owner Occupied                           2,349   $56,940,259.07           99.56%
Second Home                                 10       251,525.00             0.44
                                            --       ----------             ----
                         Total           2,359   $57,191,784.07          100.00%

                               Principal Balances


------------------------------  --------------
                                                                      Percent of
                                                                   Initial Group
                        Number of Cut-Off Date I HELs by
Range of Principal Balances            Initial          Balance     Cut-Off Date
($)                               Group I HELs                           Balance
         $1   to    $25,000              1,775   $30,755,291.47           53.78%
    $25,001   to    $50,000                447    16,238,292.60            28.39
    $50,001   to    $75,000                 85     5,197,700.00             9.09
    $75,001   to    $100,000                44     4,019,500.00             7.03
   $100,001   to    $125,000                 6       688,000.00             1.20
   $125,001   to    $150,000                 2       293,000.00             0.51
                                             -       ----------             ----
                         Total           2,359   $57,191,784.07          100.00%

The average principal balance of the Initial Group I HELs as of the Cut-Off Date is approximately $24,244.08.

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 32

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                          Combined Loan-to-Value Ratios


----------------------           ---------------
                                                                     Percent of
                                                                  Initial Group
Range of Combined                      Number of    Cut-Off Date      I HELs by
Loan-to-Value                            Initial         Balance   Cut-Off Date
Ratios(%)                           Group I HELs                        Balance
    0.01%  to   40.00%                       100   $2,317,131.93          4.05%
   40.01%  to   50.00%                        57    1,403,392.14           2.45
   50.01%  to   60.00%                        99    2,567,902.10           4.49
   60.01%  to   70.00%                       176    4,255,918.94           7.44
   70.01%  to   80.00%                       525   13,435,395.43          23.49
   80.01%  to   90.00%                       816   19,767,914.36          34.56
   90.01%  to   100.00%                      586   13,444,129.17          23.51
                                             ---   -------------          -----
                          Total            2,359  $57,191,784.07        100.00%

The minimum and maximum combined loan-to-value ratios of the Initial Group I HELs as of the Cut-Off Date are approximately 5.59% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the Initial Group I HELs as of the Cut-Off Date is approximately 80.02%.




                            Geographical Distributions

                       Number of Cut-Off Date Percent of
Location                                 Initial           Balance Initial Group
                             Group I HELs I HELs by
                                                                    Cut-Off Date
                                                                         Balance
California                                   606    $17,697,647.87        30.94%
New York                                     117      3,352,897.04          5.86
Texas                                        123      2,692,224.30          4.71
Florida                                      126      2,519,093.86          4.40
New Jersey                                    96      2,353,792.84          4.12
Michigan                                      92      1,929,637.29          3.37
Pennsylvania                                  77      1,810,359.93          3.17
Georgia                                       70      1,606,588.21          2.81
Massachusetts                                 40      1,242,998.36          2.17
Virginia                                      55      1,203,154.84          2.10
Washington                                    45      1,183,069.63          2.07
Illinois                                      57      1,167,649.61          2.04
Colorado                                      47      1,163,633.18          2.03
Other                                        808     17,269,037.11         30.19
                                             ---     -------------         -----
                          Total            2,359    $57,191,784.07       100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 33

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


                               Junior Ratios(1)(2)


----------------------           ---------------
                                                                      Percent of
                                                                   Initial Group
                                       Number of    Cut-Off Date     I HELs by
Range of Junior                          Initial         Balance    Cut-Off Date
Ratios (%)                          Group I HELs                         Balance
  0.001%  to   10.000%                       241   $3,920,455.45         7.23%
 10.001%  to   20.000%                     1,066   21,859,110.51         40.30
 20.001%  to   30.000%                       608   16,135,029.40         29.75
 30.001%  to   40.000%                       201    7,286,257.58         13.43
 40.001%  to   50.000%                        75    2,756,895.01          5.08
 50.001%  to   60.000%                        38    1,253,662.20          2.31
 60.001%  to   70.000%                        11      502,335.42          0.93
 70.001%  to   80.000%                         8      322,700.00          0.59
 80.001%  to   90.000%                         3      168,000.00          0.31
 90.001%  to   100.000%                        2       40,000.00          0.07
                                               -       ---------          ----
                          Total            2,253  $54,244,445.57       100.00%

(1) The junior ratio of a HEL is the ratio (expressed as a percentage) of the outstanding balance of such HEL to the sum of such outstanding balance limit and the outstanding balance of any senior mortgage computed as of the date such HEL is underwritten.

(2) The weighted average junior ratio of the Initial Group I HELs as of the Cut-Off Date is approximately 23.51%.


                                   Loan Rates


----------------------           ---------------
                                                                    Percent of
                                                                 Initial Group
                        Number of Cut-Off Date I HELs by
Range of Loan Rates(%)                   Initial         Balance  Cut-Off Date
                              Group I HELs Balance
  6.000%  to   6.999%                          1      $20,000.00         0.03%
  8.000%  to   8.999%                          1       18,500.00          0.03
  9.000%  to   9.999%                        578   15,441,009.15         27.00
 10.000%  to   10.999%                       594   14,498,693.44         25.35
 11.000%  to   11.999%                       447   11,380,144.74         19.90
 12.000%  to   12.999%                       457    9,726,851.17         17.01
 13.000%  to   13.999%                       260    5,750,276.82         10.05
 14.000%  to   14.999%                        21      356,308.75          0.62
                                              --      ----------          ----
                          Total            2,359  $57,191,784.07       100.00%

The weighted average loan rate of the Initial Group I HELs as of the Cut-Off Date is approximately 11.016%.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 34

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT





                     Months Remaining to Scheduled Maturity


----------------------           ---------------
                                                                      Percent of
                                                                   Initial Group
                                       Number of    Cut-Off Date    I HELs by
   Range of Months                       Initial         Balance    Cut-Off Date
                              Group I HELs Balance
       0  to   60                            139   $2,471,012.07         4.32%
      61  to   120                           373    7,363,790.79         12.88
     121  to   180                          1167   26,646,461.80         46.59
     181  to   240                           137    3,814,212.81          6.67
     241  to   300                           541   16,844,306.60         29.45
     301   +                                   2      52,000.00           0.09
                                               -      ----------          ----
                          Total            2,359  $57,191,784.07       100.00%

The weighted average months remaining to scheduled maturity of the Initial Group I HELs as of the Cut-Off Date is approximately 207 months.




                                Origination Year


--------------                   ---------------
                                                                      Percent of
                                                                   Initial Group
                                      Number of    Cut-Off Date     I HELs by
Origination                              Initial         Balance    Cut-Off Date
Year                                Group I HELs                         Balance
  2000                                     2,359  $57,191,784.07         100.00%
                                           -----  --------------         -------
                          Total            2,359  $57,191,784.07         100.00%




                                  Lien Priority


------------                     ---------------
                                                                      Percent of
                                                                   Initial Group
                                      Number of      Cut-Off Date     I HELs by
Lien                                     Initial         Balance    Cut-Off Date
Position                            Group I HELs                         Balance
First                                        106   $2,947,338.50          5.15%
Second                                     2,253   54,244,445.57         94.85%
                                           -----   -------------         ------
                          Total            2,359  $57,191,784.07        100.00%



------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 35

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                              Debt-to-Income Ratios


  --------------------------     ------------
                                                                      Percent of
                                                                   Initial Group
                                    Number of      Cut-Off Date       I HELs by
  Range of Debt-to-Income             Initial             Balance   Cut-Off Date
  Ratios (%)                     Group I HELs                            Balance
    0.000% to10.000%                        4           79,200.00         0.14%
   10.001% to20.000%                       56        1,239,393.81          2.17
   20.001% to30.000%                      357        7,751,760.08         13.55
   30.001% to40.000%                      769       17,972,821.48         31.43
   40.001% to50.000%                    1,059       26,802,594.50         46.86
   50.001% to60.000%                       99        2,883,383.15          5.04
   60.001% +                               10          315,200.00          0.55
       N/A                                  5          147,431.05          0.26
                                            -          ----------          ----
                          Total         2,359      $57,191,784.07       100.00%

Of the Initial Group I HELs with available debt-to-income ratios, the weighted average debt-to-income ratio of the Initial Group I HELs as of the Cut-Off Date is approximately 39.36% per annum.





                               Documentation Type


------------------------------  --------------
                                                                      Percent of
                                                                   Initial Group
                                    Number of      Cut-Off Date     I HELs by
Documentation                          Initial          Balance     Cut-Off Date
                                  Group I HELs                           Balance
Standard                                 2,359   $57,191,784.07          100.00%
                                         -----   --------------          -------
                         Total           2,359   $57,191,784.07          100.00%





                                  Loan Purpose

                                                                      Percent of
                                                                   Initial Group
                                     Number of   Cut-Off Date       I HELs by
Loan Purpose                           Initial          Balance     Cut-Off Date
                                  Group I HELs                           Balance
Debt Consolidation                       2,359   $57,191,784.07          100.00%
                                         -----   --------------          -------
                         Total           2,359   $57,191,784.07          100.00%



------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 36

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



      Credit Scores as of the Date of Origination of the Home Equity Loans


                                                                      Percent of
                                                                   Initial Group
                                    Number of        Cut-Off Date      I HELs by
  Range of Credit Scores              Initial             Balance   Cut-Off Date
                              Group I HELs Balance
       560 to579                            1          $15,500.00        0.03%
       580 to599                           36          991,422.38         1.73
       600 to619                           59        1,245,047.65         2.18
       620 to639                          330        6,788,913.75        11.87
       640 to659                          325        7,725,977.49        13.51
       660 to679                          324        8,119,949.21        14.20
       680 to699                          336        8,529,897.92        14.91
       700 to719                          326        8,051,810.05        14.08
       720 to739                          281        7,349,328.30        12.85
       740 to759                          186        4,417,239.05         7.72
       760 to779                          107        2,754,405.20         4.82
       780 to799                           39          976,125.18         1.71
       800 to819                            9          226,167.89         0.40
                                            -          ----------         ----
                          Total         2,359      $57,191,784.07      100.00%

The weighted average credit score of the Initial Group I HELs as of the Cut-Off Date is approximately 688.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 37

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                               COLLATERAL SUMMARY


                            Initial Group II - (HELs)


Cut-Off Date                  11/1/00

Total Outstanding Balance:    $5,111,965.29

Number of Loans:              54

Average Remaining Balance:    $94,666.02  (range: $13,000.00
                              - $200,000.00)

WA Loan Rate:                 10.008%  (range: 9.500% -
                              13.625%)

Original Weighted Average     235 months
Term:

Remaining Weighted Average    235 months
Term:

Lien Position:                100.00% second.

WA CLTV Ratio:                74.07% (range: 50.43% - 100.00%)

WA Junior Ratio:              36.19%

WA FICO Score:                700

WA DTI Ratio:                 42.72%

Documentation:                100.00% standard.

Loan Purpose:                 100.00% debt consolidation.

Property Type:                90.66% single family,
                              6.26% PUD,
                              3.08% condo.

Owner Occupancy:              100.00% owner occupied

Geographic Distribution:      CA (54.31%),
all states >= 5.00%)          NY (10.19%).




------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 38

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


Initial Group II Characteristics - Non-Conforming HELs

      Set forth below is a description of certain characteristics of the Initial Group II HELs as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Group II HELs are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).



                                 Property Type


------------------------------  ---------------                       Percent of
                                                                   Initial Group
                                                                              II
                                        Number of Cut-Off Date        HELs by
Property Type                           Initial         Balance     Cut-Off Date
                                  Group II HELs                          Balance
Single Family                                47    4,634,583.25           90.66%
PUD                                           3      319,882.04             6.26
Condo                                         4      157,500.00             3.08
                                              -      ----------             ----
                         Total               54   $5,111,965.29          100.00%




                                Occupancy Types


------------------------------  --------------                        Percent of
                                                                   Initial Group
                                                                              II
Occupancy                            Number of     Cut-Off Date          HELs by
(as indicated by Borrower)             Initial          Balance     Cut-Off Date
                                 Group II HELs                           Balance
Owner Occupied                              54    $5,111,965.29          100.00%
                                            --    -------------          -------
                         Total              54    $5,111,965.29          100.00%



                               Principal Balances


------------------------------  --------------                        Percent of
                                                                   Initial Group
                                                                              II
                         Number of Cut-Off Date HELs by
Range of Principal Balances            Initial          Balance     Cut-Off Date
($)                              Group II HELs                           Balance
         $1   to    $25,000                  7      $132,700.00            2.60%
    $25,001   to    $50,000                  8       301,000.00             5.89
    $50,001   to    $75,000                  9       544,300.00            10.65
    $75,001   to    $100,000                 7       643,000.00            12.58
   $100,001   to    $125,000                 1       125,000.00             2.45
   $125,001   to    $150,000                19     2,838,915.29            55.53
   $150,001   to    $175,000                 2       327,050.00             6.40
   $175,001   to    $200,000                 1       200,000.00             3.91
                                             -       ----------             ----
                         Total              54    $5,111,965.29          100.00%

The average principal balance of the Initial Group II HELs as of the Cut-Off Date is approximately $94,666.02.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 39

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                          Combined Loan-to-Value Ratios


----------------------           ---------------                    Percent of
                                                                 Initial Group
                                                                            II
Range of Combined                      Number of    Cut-Off Date       HELs by
Loan-to-Value                            Initial         Balance  Cut-Off Date
Ratios(%)                          Group II HELs                       Balance
   50.01%  to   60.00%                         5     $629,868.90        12.32%
   60.01%  to   70.00%                         9    1,124,764.08         22.00
   70.01%  to   80.00%                        16    1,977,432.31         38.68
   80.01%  to   90.00%                        15    1,038,300.00         20.31
   90.01%  to   100.00%                        9      341,600.00          6.68
                                               -      ----------          ----
                          Total               54   $5,111,965.29       100.00%

The minimum and maximum combined loan-to-value ratios of the Initial Group II HELs as of the Cut-Off Date are approximately 50.43% and 100.00%, respectIIely, and the weighted average combined loan-to-value ratio of the Initial Group II HELs as of the Cut-Off Date is approximately 74.07%.




                            Geographical Distributions


-------------------------------  ---------------                     Percent of
                                                                  Initial Group
                                                                             II
                         Number of Cut-Off Date HELs by
Location                                 Initial           Balance Cut-Off Date
                              Group II HELs Balance
California                                    28     $2,776,081.38       54.31%
New York                                       4        520,951.87        10.19
New Jersey                                     5        320,700.00         6.27
Maryland                                       4        296,400.00         5.80
Florida                                        3        270,000.00         5.28
Connecticut                                    2        176,000.00         3.44
Texas                                          2        168,000.00         3.29
Massachusetts                                  1        164,550.00         3.22
Arizona                                        1        150,000.00         2.93
North Carolina                                 1        149,882.04         2.93
Other                                          3        119,400.00         2.34
                                               -        ----------         ----
                          Total               54     $5,111,965.29      100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for which the Principal Balance is less than 2.00% of the Cut-Off Date Aggregate Principal Balance.

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 40

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT



                               Junior Ratios(1)(2)


----------------------           ---------------                      Percent of
                                                                   Initial Group
                                                                              II
                                        Number of       Cut-Off Date    HELs by
Range of Junior                          Initial         Balance    Cut-Off Date
Ratios (%)                         Group II HELs                         Balance
  0.001%  to   10.000%                         6     $250,200.00          4.89%
 10.001%  to   20.000%                        13      594,000.00          11.62
 20.001%  to   30.000%                        14    1,242,682.04          24.31
 30.001%  to   40.000%                         7      946,512.48          18.52
 40.001%  to   50.000%                        11    1,636,170.77          32.01
 60.001%  to   70.000%                         1      150,000.00           2.93
 70.001%  to   80.000%                         1      142,400.00           2.79
 80.001%  to   90.000%                         1      150,000.00           2.93
                                               -      ----------           ----
                          Total               54   $5,111,965.29        100.00%

(1) The junior ratio of a HEL is the ratio (expressed as a percentage) of the outstanding balance of such HEL to the sum of such outstanding balance limit and the outstanding balance of any senior mortgage computed as of the date such HEL is underwritten.

(2) The weighted average junior ratio of the Initial Group II HELs as of the Cut-Off Date is approximately 36.19%.




                                   Loan Rates


----------------------           ---------------                      Percent of
                                                                   Initial Group
                                                                              II
                                        Number of       Cut-Off Date    HELs by
Range of Loan Rates(%)                   Initial         Balance    Cut-Off Date
                              Group II HELs Balance
  9.000%  to   9.999%                         27   $3,083,115.29       60.31%
 10.000%  to   10.999%                        14    1,498,450.00        29.31
 11.000%  to   11.999%                         8      376,400.00         7.36
 12.000%  to   12.999%                         2       61,500.00         1.20
 13.000%  to   13.999%                         3       92,500.00         1.81
                                               -       ---------         ----
                          Total               54   $5,111,965.29      100.00%

The weighted average loan rate of the Initial Group II HELs as of the Cut-Off Date is approximately 10.008%.

------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 41

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT





                     Months Remaining to Scheduled Maturity


----------------------           ---------------                      Percent of
                                                                   Initial Group
                                                                              II
                                        Number of       Cut-Off Date   HELs by
   Range of Months                       Initial         Balance    Cut-Off Date
                              Group II HELs Balance
       0  to   60                              1      $20,000.00         0.39%
      61  to   120                             7      673,851.87         13.18
     121  to   180                            20    1,630,030.44         31.89
     181  to   240                             1      150,000.00          2.93
     241  to   300                            25   2,638,082.98          51.61
                                              --   -------------         -----
                          Total               54   $5,111,965.29       100.00%

The weighted average months remaining to scheduled maturity of the Initial Group II HELs as of the Cut-Off Date is approximately 235 months.




                                Origination Year


--------------                   ---------------                      Percent of
                                                                   Initial Group
                                                                              II
                                        Number of Cut-Off Date          HELs by
Origination                              Initial         Balance    Cut-Off Date
Year                               Group II HELs                         Balance
  2000                                        54   $5,111,965.29         100.00%
                                              --   -------------         -------
                          Total               54   $5,111,965.29         100.00%



                                  Lien Priority


------------                     ---------------                      Percent of
                                                                   Initial Group
                                                                              II
                                        Number of    Cut-Off Date     HELs by
Lien                                     Initial         Balance    Cut-Off Date
Position                           Group II HELs                         Balance
Second                                        54   $5,111,965.29         100.00%
                                              --   -------------         -------
                          Total               54   $5,111,965.29         100.00%


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 42

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT




                              Debt-to-Income Ratios


  --------------------------     ------------                         Percent of
                                                                   Initial Group
                                                                             II
                                   Number of            Cut-Off Date    HELs by
  Range of Debt-to-Income             Initial             Balance   Cut-Off Date
  Ratios (%)                         Group II                            Balance
                                         HELs
   10.001% to20.000%                        1          $40,000.00        0.78%
   20.001% to30.000%                        4          327,400.00         6.40
   30.001% to40.000%                       10        1,042,468.90        20.39
   40.001% to50.000%                       32        2,966,714.35        58.03
   50.001% to60.000%                        5          435,382.04         8.52
   60.001% +                                1          150,000.00         2.93
       N/A                                  1          150,000.00         2.93
                                            -          ----------         ----
                          Total            54       $5,111,965.29      100.00%

Of the Initial Group II HELs with available debt-to-income ratios, the weighted average debt-to-income ratio of the Initial Group II HELs as of the Cut-Off Date is approximately 42.72% per annum.





                               Documentation Type


------------------------------  --------------                        Percent of
                                                                   Initial Group
                                                                              II
                                     Number of     Cut-Off Date        HELs by
Documentation                          Initial          Balance     Cut-Off Date
                                 Group II HELs                           Balance
Standard                                    54    $5,111,965.29          100.00%
                                            --    -------------          -------
                         Total              54    $5,111,965.29          100.00%





                                  Loan Purpose


------------------------------  --------------                        Percent of
                                                                   Initial Group
                                                                              II
                                    Number of      Cut-Off Date        HELs by
Loan Purpose                           Initial          Balance     Cut-Off Date
                                 Group II HELs                           Balance
Debt Consolidation                          54    $5,111,965.29          100.00%
                                            --    -------------          -------
                         Total              54    $5,111,965.29          100.00%



------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 43

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT -



      Credit Scores as of the Date of Origination of the Home Equity Loans


  --------------------------     ------------                        Percent of
                                                                   Initial Group
                                                                             II
                                   Number of         Cut-Off Date     HELs by
  Range of Credit Scores              Initial             Balance   Cut-Off Date
                                Group II Balance
                                         HELs
       600 to619                            1          $50,000.00        0.98%
       640 to659                           12        1,312,250.00        25.67
       660 to679                            4          326,500.00         6.39
       680 to699                            9          849,364.08        16.62
       700 to719                           12          917,000.00        17.94
       720 to739                            6          517,830.44        10.13
       740 to759                            6          781,620.77        15.29
       760 to779                            2           65,000.00         1.27
       780 to799                            1          150,000.00         2.93
       800 to819                            1          142,400.00         2.79
                                            -          ----------         ----
                          Total            54       $5,111,965.29      100.00%

The weighted average credit score of the Initial Group II HELs as of the Cut-Off Date is approximately 700.


------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 44

                               SENSITIVITY TABLES*





Class A-1 (to call)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
% CPR - HELOCs                             10%        25%        30%        35%       40%        45%        50%
% CPR - HELs                               10%        12%        17%        23%       29%        35%        40%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                     11.49       6.04       5.04       4.31      3.79       3.40       3.11
Modified Duration (years)                 7.43       4.58       3.98       3.51      3.15       2.88       2.67
First Principal Payment             06/25/2002 06/25/2002 06/25/2002 06/25/2002 06/25/200206/25/2002 06/25/2002
Last Principal Payment              03/25/2017 06/25/2012 07/25/2010 01/25/2009 12/25/200702/25/2007 07/25/2006
Principal Lockout (months)                  18         18         18         18        18         18         18
Principal Window (months)                  178        121         98         80        67         57         50
Illustrative Yield @ Par (30/360)        7.03%      7.03%      7.03%      7.03%     7.02%      7.02%      7.02%
----------------------------------------------------------------------------------------------------------------

Class A-2 (to call)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
% CPR - HELOCs                             10%        25%        30%        35%       40%        45%        50%
% CPR - HELs                               10%        12%        17%        23%       29%        35%        40%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                     11.32       5.85       4.90       4.23      3.74       3.37       3.08
Modified Duration (years)                 7.41       4.46       3.88       3.45      3.11       2.86       2.65
First Principal Payment             06/25/2002 06/25/2002 06/25/2002 06/25/2002 06/25/200206/25/2002 06/25/2002
Last Principal Payment              10/25/2015 03/25/2012 04/25/2010 12/25/2008 11/25/200702/25/2007 06/25/2006
Principal Lockout (months)                  18         18         18         18        18         18         18
Principal Window (months)                  161        118         95         79        66         57         49
Illustrative Yield @ Par (30/360)        7.06%      7.06%      7.06%      7.06%     7.06%      7.06%      7.05%
----------------------------------------------------------------------------------------------------------------

* Assumes in the case of HELOCs, a Gross CPR as disclosed above less a constant draw rate of 10%, and in the case of the HELs, the CPR disclosed above.



------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 45

                               SENSITIVITY TABLES*




Class A-1 (to maturity)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
% CPR - HELOCs                             10%        25%        30%        35%       40%        45%        50%
% CPR - HELs                               10%        12%        17%        23%       29%        35%        40%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                     11.49       6.29       5.28       4.52      3.96       3.55       3.23
Modified Duration (years)                 7.43       4.68       4.08       3.61      3.25       2.96       2.74
First Principal Payment             06/25/2002 06/25/2002 06/25/2002 06/25/2002 06/25/200206/25/2002 06/25/2002
Last Principal Payment              03/25/2017 01/25/2019 03/25/2017 03/25/2017 12/25/201507/25/2013 09/25/2011
Principal Lockout (months)                  18         18         18         18        18         18         18
Principal Window (months)                  178        200        178        178       163        134        112
Illustrative Yield @ Par (30/360)        7.03%      7.03%      7.03%      7.03%     7.03%      7.03%      7.03%
----------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
----------------------------------------------------------------------------------------------------------------
% CPR - HELOCs                             10%        25%        30%        35%       40%        45%        50%
% CPR - HELs                               10%        12%        17%        23%       29%        35%        40%
----------------------------------------------------------------------------------------------------------------
Average Life (years)                     11.32       6.07       5.13       4.43      3.91       3.51       3.20
Modified Duration (years)                 7.41       4.55       3.99       3.55      3.21       2.94       2.72
First Principal Payment             06/25/2002 06/25/2002 06/25/2002 06/25/2002 06/25/200206/25/2002 06/25/2002
Last Principal Payment              10/25/2015 01/25/2017 10/25/2015 10/25/2015 10/25/201506/25/2013 08/25/2011
Principal Lockout (months)                  18         18         18         18        18         18         18
Principal Window (months)                  161        176        161        161       161        133        111
Illustrative Yield @ Par (30/360)        7.06%      7.06%      7.06%      7.06%     7.06%      7.06%      7.06%
----------------------------------------------------------------------------------------------------------------

* Assumes in the case of HELOCs, a Gross CPR as disclosed above less a constant draw rate of 10%, and in the case of the HELs, the CPR disclosed above.




------------------------------------------------------------------------------
    Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.
  ------------------------------------------------------------------------------
   BEAR STEARNS                             Page 46

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************